===============================================================================
                                                                    Exhibit 10.2

                             Subscription Agreement

                           OLY HIGHTOP HOLDING, L.P.



     THE SECURITIES REFERRED TO HEREIN ARE BEING ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. UNDER SUCH ACT AND SUCH LAWS, THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, THE SECURITIES ARE SUBJECT TO OTHER RESTRICTIONS ON TRANSFERABILITY DESCRIBED IN THE PARTNERSHIP AGREEMENT RELATING TO THE SECURITIES.

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

                             SUBSCRIPTION AGREEMENT
                             ======================


     THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made by and between Oly Hightop Holding, L.P., a Delaware limited partnership (the "Partnership"), and Westdale Properties America I, Ltd. (the "Subscriber").

                                    RECITALS
                                    --------

     A. The Subscriber desires to acquire a limited partnership interest in, and to become a limited partner of, the Partnership, which is governed by that certain Agreement of Limited Partnership of the Partnership, a copy of which is attached hereto as Exhibit A, in its current form or with such amendments as the
                   ---------
parties may mutually agree upon (the "Partnership Agreement").

     B. Capitalized terms not otherwise defined herein shall have the meanings specified in the Partnership Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the parties hereto agree as follows:


                                   ARTICLE I

                          SUBSCRIPTION FOR INTERESTS
                          --------------------------

      1.1 Subscription.  Subject to and in accordance with the respective terms
          ------------
and conditions of this Agreement and the Partnership Agreement, the Subscriber hereby subscribes to become a limited partner of the Partnership. The Subscriber's aggregate capital commitment to the Partnership (the "Subscription Commitment") is set forth on the Subscriber's signature page hereto.

      1.2 Closing.  This Agreement and the Subscriber's Subscription Commitment
          -------
shall become effective as of the date the Subscriber's subscription is accepted by the General Partner. It is the intention of the General Partner that the funding of the initial capital call under this Agreement shall occur concurrently with the consummation of the merger of Walden Residential Properties, Inc. with and into Oly Hightop Corporation pursuant to the Agreement and Plan of Merger dated as of the date hereof among Walden Residential Properties, Inc., Oly Hightop Corporation and Oly Hightop Parent, L.P. (the "Merger Agreement"). The General Partner may call for the initial capital contribution of the Subscriber under this Agreement (the "Initial Capital Contribution") prior to the Termination Date (as defined herein) upon at least 10 Business Days' prior written notice; provided, however, that the Subscriber
                                        --------
shall not be obligated to deliver its Initial Capital Contribution to the Partnership prior to the closing date under the Merger Agreement (the "Closing Date"). Such Initial Capital Contribution shall be utilized by the Partnership as set forth in the Partnership Agreement. The Initial Capital Contribution of the Subscriber shall be made in immediately available funds on or before 10:00 a.m., Dallas, Texas time, on the Closing Date by wire transfer to an account designated by the General Partner in the notice calling for such contribution or in such manner as the General Partner and the Subscriber shall mutually agree. Concurrently with the closing under the Merger Agreement and upon payment of the Initial Capital Contribution, the Subscriber and the Partnership shall execute an amendment to the Partnership Agreement admitting the Subscriber as a limited partner of the Partnership. The amount of the Subscriber's Initial Capital Contribution and its initial Percentage Interest will be shown on Exhibit "C" to the Partnership Agreement. The balance of the Subscriber's Subscription Commitment will be shown on Exhibit "C" to the Partnership Agreement as the Additional Mandatory Contribution. The Subscriber hereby agrees to make the capital contributions to the Partnership required by this Agreement and the Partnership Agreement in accordance with the terms and conditions of this Agreement and the Partnership Agreement.

      1.3 Conditions to Admission.  The Subscriber understands and agrees that
          -----------------------
it will not be admitted as a limited partner of the Partnership until such admission is recorded on the books and records of the Partnership. The Subscriber's admission as a limited partner of the Partnership is also subject to satisfaction or waiver of each of the following conditions, which conditions may be waived in whole or in part by the General Partner:

     (a) Partnership Agreement.  The Partnership Agreement shall have been
         ---------------------
executed by the Subscriber and delivered to the General Partner.

     (b) Capital Contribution.  The Partnership shall have received the Initial
         --------------------
Capital Contribution from the Subscriber.

     1.4  Termination of this Agreement.  This Agreement shall terminate without
          -----------------------------
any further obligation or liability on the part of the General Partner and the Subscriber on the date of the termination of the Merger Agreement (the "Termination Date").

                                  ARTICLE II

                             PARTNERSHIP AGREEMENT
                             ---------------------

      2.1 Partnership Agreement.  From and after the Closing Date, the
          ---------------------
Subscriber hereby adopts, accepts and agrees to be bound by all terms and conditions of the Partnership Agreement and to perform all obligations therein imposed upon the Subscriber in its capacity as a limited partner of the Partnership. No certificate or other evidence of ownership of the Partnership Interest need be issued by the Partnership to reflect the limited partnership interest of the Subscriber in the Partnership, but an entry reflecting such interest shall be made on the books and records of the Partnership, and the General Partner shall deliver an executed counterpart of the Partnership Agreement to the Subscriber. The Subscriber agrees to execute, acknowledge and swear to such certificates or documents as may from time to time be necessary for the contemplated activities of the Partnership pursuant to the Partnership Agreement and this Agreement.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                               OF THE SUBSCRIBER
                               -----------------

      3.1 The Subscriber hereby represents and warrants to the Partnership as follows:

          (a) Power and Authority; Compliance with Laws and Other Instruments.
              ---------------------------------------------------------------
          (i) The Subscriber is authorized to enter into this Agreement, the Partnership Agreement, and such other agreements, certificates, or other instruments as are executed by or on behalf of the Subscriber in connection with its obligations under the Partnership Agreement or in connection with this subscription (collectively, "Subscriber Agreements"), to perform its respective obligations under each Subscriber Agreement, and to consummate the transactions that are the respective subjects of any Subscriber Agreement. The signature of the respective individual signing any Subscriber Agreement as, or on behalf of, the Subscriber is binding upon the Subscriber. Each of the Subscriber Agreements has been, or will be, duly and validly authorized, executed and delivered by the Subscriber and, assuming the due authorization, execution and delivery by each of the other parties thereto, constitutes, or will constitute, a legal, valid and binding obligation of the Subscriber enforceable against it in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (ii) The execution and delivery of each of the Subscriber Agreements by the Subscriber do not, and the performance of transactions contemplated hereby and thereby by the Subscriber will not, subject to compliance by the Partnership with all applicable federal and state securities laws, (A) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Subscriber, (B) violate, conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any provision of the Articles or Certificate of Incorporation or Bylaws or equivalent organizational documents of the Subscriber if not an individual, or any note, indenture, agreement, lease, license, permit or other instrument or obligation to which the Subscriber is a party or by which the Subscriber is bound or affected, or (C) require any consent, approval, authorization or permit from any governmental regulatory body, except where such breach or default or failure to obtain such consents, approvals, authorizations or permits or to make such filings would not prevent or delay the performance by the Subscriber of its obligations under the Subscriber Agreements.

     (b) Accredited Investor.  The Subscriber is an "Accredited Investor" as
         -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     (c) Investment Intent.  The Subscriber is acquiring the Partnership
         -----------------
Interest for its own account for investment, and not with a view to any distribution, resale, subdivision, or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the Subscriber has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such distribution, resale, subdivision, or fractionalization. In order to induce the Partnership to issue and sell the Partnership Interest subscribed for hereby to the Subscriber, it is agreed that the Partnership will have no obligation to recognize the ownership, beneficial or otherwise, of the Partnership Interest by anyone but the Subscriber, unless and until the Subscriber sells or otherwise transfers such Partnership Interest in compliance with the Partnership Agreement.

     (d) Access.  The Subscriber has carefully reviewed and is familiar with the
         ------
terms of each Subscriber Agreement. The General Partner has made available to the Subscriber or its representatives all agreements, documents, records, and books that the Subscriber or its representatives have requested relating to an investment in the Partnership. The Subscriber has had a full opportunity to ask questions of and receive answers from the Partnership or a person acting on behalf of the Partnership, or the General Partner, concerning the terms and conditions of this investment, and all questions asked by the Subscriber have been adequately answered to the full satisfaction of the Subscriber.

     (e) Illiquidity; Risk.  The Subscriber understands that substantial
         -----------------
restrictions will exist on transferability of interests in the Partnership, that no market for resale of any such interest exists or is expected to develop, and that the Subscriber may not be able to liquidate its investment in the Partnership. The Subscriber understands that any instruments representing an interest in the Partnership may bear legends restricting the transfer thereof. The Subscriber understands that investment in the Partnership entails a very high degree of risk and understands fully the risks associated with the operation of the Partnership and the Subscriber's investment in the Partnership.

     (f) Economic Loss and Sophistication.  The Subscriber is able to bear the
         --------------------------------
economic risk of losing its entire investment in the Partnership. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to its net worth. The Subscriber's investment in the Partnership will not cause such overall commitment to become excessive. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment or has retained advisors who have such knowledge and experience.

     (g) No Registration of Interests.  The Subscriber understands and agrees,
         ----------------------------
and acknowledges that (i) it has been disclosed to the Subscriber that the Partnership Interest has not been registered under the Securities Act or applicable state securities laws and that the economic risk of the investment must be borne indefinitely by the Subscriber, and the Partnership Interest cannot be sold, pledged, hypothecated or otherwise transferred unless subsequently registered under the Securities Act and such laws, or an exemption from such registration is available, and there is compliance with the requirements of the Partnership Agreement; (ii) such registration under the Securities Act and such laws is unlikely at any time in the future; (iii) the Partnership is not obligated to file a registration statement under the Securities Act or any state securities laws except as otherwise provided in the Partnership Agreement; (iv) the benefits of Rule 144 under the Securities

Act governing the possible disposition of the Partnership Interest are not currently available or anticipated to be available in the future, and the Partnership has not covenanted to take any action necessary to make such Rule 144 available for a limited resale of the Partnership Interest; and (v) it is not anticipated that there will be any market for resale of the Partnership Interest.

     (h) State of Residence.  The address set forth below the Subscriber's
         ------------------
signature hereto is its true and correct residence or principal place of business, and the Subscriber has no present intention of becoming a resident of or moving its principal place of business to any other state or jurisdiction.

     (i) Effect and Time of Representations.  The foregoing representations and
         ----------------------------------
warranties are true and accurate as of the date hereof and shall be true and accurate as of the Closing Date. If in any respect such representations and warranties shall not be true and accurate prior to the Closing Date, the Subscriber will give prior written notice of such fact to the Partnership specifying which representations and warranties are not true and accurate and the reasons therefor.


                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP
               -------------------------------------------------

      4.1 The Partnership hereby represents and warrants to the Subscriber as follows:

     (a) Power and Authority.  The Partnership is authorized to enter into each
         -------------------
Subscriber Agreement to which it is a party, to perform its respective obligations under each such Subscriber Agreement, and to consummate the transactions that are the respective subjects of each such Subscriber Agreement. The signature of the respective individual signing any Subscriber Agreement on behalf of the Partnership is binding upon the Partnership. Each of the Subscriber Agreements has been, or will be, duly and validly authorized, executed and delivered by the Partnership and, assuming the due authorization, execution and delivery by each of the other parties thereto, constitutes, or will constitute, a legal, valid and binding obligation of the Partnership enforceable against it in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) Compliance with Laws and Other Instruments.  The execution and delivery
         ------------------------------------------
of each of the Subscriber Agreements by the Partnership do not, and the performance of transactions contemplated hereby and thereby by the Partnership will not, subject to compliance by the Subscriber with all applicable federal and state securities laws, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Partnership, (ii) violate, conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any provision of the Certificate of Limited Partnership of the Partnership or the Partnership Agreement, or any note, indenture, agreement, lease, license, permit or other instrument or obligation to which the Partnership is a party or by which the Partnership is bound or affected, or (iii) require any consent, approval, authorization or permit from any governmental regulatory body, except where such breach or default or failure to obtain such consents, approvals, authorizations or permits or to make such filings would not prevent or delay the performance by the Partnership of its obligations under the Subscriber Agreements.

      (c) Effect and Time of Representations.  The representations and
          ----------------------------------
agreements of the Partnership set forth in this Agreement are true, and have been complied with, as of the Closing Date. If in any respect such representations and agreements shall not be true, or shall not have been complied with, as of the Closing Date, the Partnership shall promptly give written notice of such fact to the Subscriber and shall specify which representations and agreements are not true or have not been complied with and the reasons therefor.

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

      5.1 Indemnification.  The Subscriber acknowledges and understands the
          ---------------
meaning and legal consequences of the representations, warranties and covenants set forth herein and that the Partnership and the General Partner have relied or will rely upon such representations, warranties and covenants of the Subscriber, and the Subscriber hereby agrees to indemnify and hold harmless the Partnership and the General Partner and their respective general partners, officers, directors, controlling persons, agents and employees, from and against any and all loss, claim, damage, liability or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out of a breach of any such representation, warranty or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters so indemnified against. All representations, warranties and covenants contained in this Agreement, and the indemnification contained herein, shall survive the Closing Date.

      5.2 Indemnification by the Partnership.  The Partnership acknowledges and
          ----------------------------------
understands the meaning and legal consequences of the representations, warranties and covenants set forth herein and that the Subscriber has relied or will rely upon such representations, warranties and covenants of the Partnership, and the Partnership hereby agrees to indemnify and hold harmless the Subscriber and its respective partners, officers, directors, controlling persons, agents and employees, from and against any and all loss, claim, damage, liability or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out of a breach of any such representation, warranty or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters so indemnified against. All representations, warranties and covenants contained in this Agreement, and the indemnification contained herein, shall survive the Closing Date.

      5.3 Amendments.  This Agreement may not be amended, changed, supplemented,
          ----------
waived or otherwise modified or terminated except by an instrument in writing signed by the parties hereto.

      5.4 Assignment.  The terms and conditions of this Agreement shall inure to
          ----------
the benefit of and be binding upon the parties hereto and their permitted successors and assigns; provided, however, that no party hereto shall have the right to assign this Agreement without the consent of the parties hereto.

      5.5 Notices.  All notices and other communications given or made pursuant
          -------
hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally, mailed by, nationally recognized overnight courier service, registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

          (a)  If to the Partnership, to:

               Oly Hightop Holding, L.P.
               200 Crescent Court, Suite 1600
               Dallas, Texas  75201
               Attn:  General Counsel
               Telecopier No.:  214/740-7340

          with a copy to:

               Vinson & Elkins L.L.P.
               3700 Trammell Crow Center
               2001 Ross Avenue
               Dallas, Texas  75201-2975
               Attention: Michael D. Wortley
               Telecopier No.: (214) 999-7732

          (b) If to the Subscriber, to the address or telecopy number set forth below the Subscriber's signature hereto.

      5.6 Counterparts. This Agreement may be executed and delivered (including
          ------------
by facsimile transmission) in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered (including by facsimile transmission) shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

      5.7 Headings.  Headings contained in this Agreement are inserted only as a
          --------
matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

      5.8 Governing Law. THIS AGREEMENT AND ALL DISPUTES HEREUNDER SHALL BE
          -------------
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. ANY SUIT OR PROCEEDING BROUGHT

HEREUNDER SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN THE STATE OF TEXAS.

      5.9  Entire Agreement.  This Agreement contains the entire understanding
           ----------------
of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

      5.10 Cumulative Rights.  The rights of the parties hereto under this
           -----------------
Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

      5.11 Number; Gender; Without Limitation.  Pronouns, wherever used in this
           ----------------------------------
Agreement, and of whatever gender, shall include persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation."

      5.12 Severability. If any term or other provision of this Agreement is
           ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      5.13 No Third Party Beneficiaries.  This Agreement is not intended to be
           ----------------------------
for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

      5.14 No Amendment.  This Agreement is not intended and shall not be deemed
           ------------
to amend or modify the terms of any agreement between the parties hereto or any of their affiliates.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Subscriber has executed this Agreement as of September 23, 1999, to be effective as of the Closing Date.


                              SUBSCRIBER:

Subscription Commitment:            WESTDALE PROPERTIES AMERICA I, LTD., a
                                    Texas limited partnership

$12,000,000.00                      By: JGB Ventures I, Ltd., a Texas limited
                                    partnership, its general partner

                                    By: JGB Holdings, Inc., a Texas
                                        corporation, its general partner


                                         By:   /s/ Joseph G. Beard
                                            ------------------------------
                                               Joseph G. Beard
                                               President

                              Address:   3300 Commerce Boulevard East
                                         Dallas, Texas  75226
                                         Telecopier No.:  214/887-1575

     Subscription of Westdale Properties America I, Ltd. accepted as of the 23rd day of September, 1999, to be effective as of the Closing Date.

                              PARTNERSHIP:

                              OLY HIGHTOP HOLDING, L.P.

                              By:   OLY HIGHTOP, LLC, its General Partner


                                    By:     /s/ Ron J. Hoyl
                                       ------------------------
                                    Name:   Ron J. Hoyl
                                         ----------------------
                                    Title:  Vice President
                                         ----------------------

                                   EXHIBIT A
                                   ---------

                             PARTNERSHIP AGREEMENT